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                                                                   EXHIBIT 10.35

[LETTERHEAD OF MERRILL LYNCH]

                                                                  April 23, 2003

Evergreen International Airlines, Inc.
3850 NE Three Mile Lane
McMinnville, OR 97128

          Re: Amendment to Loan Documents

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Evergreen International Airlines, Inc. ("Customer") with respect to: (i) that certain WCMA REDUCING REVOLVER LOAN AGREEMENT NO. 54F-07230 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) Delete Article IV Section 4.4 (d) and replace as follows:

A default or Event of Default by Customer or Evergreen Aircraft Sales and Leasing, Co. under that certain WCMA Loan Agreement No. 54F-07164 shall occur under the terms of any other agreement, instrument of document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter

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                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Evergreen International Airlines, Inc.
April 23, 2003
Page No. 2

whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:   /s/ Marty Koutsky
    ------------------------------------
      Marty Koutsky
      Senior Credit Manager

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                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Evergreen International Airlines, Inc.
April 23, 2003
Page No. 3

Accepted:

EVERGREEN INTERNATIONAL AIRLINES, INC.

By:  /s/ Ryan Smith
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Printed Name:  Ryan Smith
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Title:  Controller
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Approved:

EVERGREEN AIRCRAFT SALES AND LEASING, CO.

By:  /s/ Ryan Smith
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Printed Name:  Ryan Smith
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Title:  V.P. Finance
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EVERGREEN INTERNATIONAL AVIATION, INC.

By:  /s/ Delford M. Smith
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Printed Name:  Delford M. Smith
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Title:  CEO
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